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                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                          (CLASS A, B, C, P & Y SHARES)

                      SUPPLEMENT DATED MAY 16, 2006 TO THE
                       PROSPECTUSES DATED DECEMBER 1, 2005


The following paragraph replaces the second paragraph section in the Prospectuses entitled "The Funds - Management - Investment Managers":

F. Thomas O'Halloran, Partner and Investment Manager, is primarily responsible for the day-to-day management of the Fund. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.